Summary of significant accounting policies	12 Months Ended
Mar. 31, 2019
List Of Accounting Policies [Abstract]
Summary of significant accounting policies
Summary of significant accounting policies
The principal accounting policies applied in the preparation of these financial statements are set out below. These accounting policies have been consistently applied to all the years presented, unless otherwise stated.

2.1	Basis of preparation
The annual financial statements of the Group for the year ended March 31, 2019 have been prepared in accordance with:

•	International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”);

•	IFRS Interpretations Committee (“IFRIC”) interpretations applicable to companies reporting under IFRS;

•	SAICA Financial Reporting guides as issued by the Accounting Practices Committee;

•	Financial Pronouncements as issued by the Financial Reporting Standards Council (“FRSC”);

•	the requirements of the South African Companies Act, No. 71 of 2008; and

•	the JSE Listings Requirements.
The financial statements have been prepared in thousands of Rand (R’000) under the historical cost convention.
The preparation of financial statements in accordance with IFRS requires the use of certain critical accounting estimates. It also requires management to exercise its judgement in the process of applying the Group’s accounting policies. The areas involving a higher degree of judgement or complexity, or areas where assumptions or estimates are significant to the financial statements, are disclosed in note 4.

2.1.1	Changes in accounting policy and disclosures

2.1.1.1	New standards, amendments and interpretations adopted by the Group
Other than the effect of adopting IFRS 9, IFRS 15 and IFRS 16 as set out below, the other standards, amendments and interpretations which are effective for the financial year beginning on April 1, 2018 did not have a material impact on the Group.

Standards and amendments	Executive summary
IFRS 9 Financial Instruments (“IFRS 9”)
IFRS 9 addresses classification and measurement of financial assets and replaces the multiple classification and measurement models in IAS 39 Financial Instruments: Recognition and Measurement with a single model that has only two classification categories: amortized cost and fair value. IFRS 9 also introduces a new impairment model and aligns hedge accounting more closely with an entity’s risk management.

The standard is effective for the Group from April 1, 2018. The Group has elected not to restate comparatives and recognized the transitional adjustments in retained earnings on the date of initial application.

The most relevant change to the Group is the requirement to use an expected loss model instead of the incurred loss model when assessing the recoverability of trade and other receivables. Based on the expected loss model contained in IFRS 9, the increase in the provision for doubtful debts at April 1, 2018 was R3.2 million.

IFRS 15 Revenue from Contracts with Customers (“IFRS 15”)
IFRS 15 replaces IAS 18 Revenue and IAS 11 Construction Contracts. It is a single, comprehensive revenue recognition model for all contracts with customers and has the objective of achieving greater consistency in the recognition and presentation of revenue. In terms of the new standard, revenue is recognized based on the satisfaction of performance obligations, which occurs when control of goods or services transfers to a customer.

The revenue standard is effective for annual periods beginning on or after January 1, 2018 and therefore is applicable for the Group from April 1, 2018.

The standard permits a modified retrospective cumulative catch-up approach for the adoption, which the Group decided to apply. Under this approach the Group recognized transitional adjustments in retained earnings on the date of initial application (i.e. April 1, 2018), without restating the comparative period. Under the practical expedient, the new requirements have only been applied to contracts that were not completed as of April 1, 2018.

The impact of applying IFRS 15 is as follows:

Costs incurred in obtaining a contract:

Commissions incurred to acquire contracts need to be capitalized and amortized, unless the amortization period is 12 months or less. Previously, the Group expensed commissions. Under IFRS 15, the amortization expense reflects the settlement of the related performance obligations, which, depending on the specific contract, may include hardware, installation, training and/or service. To the extent commission capitalized is commensurate, the commission attributable to service will be amortized over the minimum contractual period or, if shorter, the expected life of the contract. To the extent it is not commensurate, the commission capitalized that is attributable to service will be amortized over the expected life of the contract.

The impact on the Group at April 1, 2018 was as follows:
– Capitalized commission asset with a net book value of R45.3 million and
– Additional recurring commission liability of R6.9 million.

Recurring commission is commission which is payable for each month the customer remains with the Group. Since the commission relates to acquiring a customer contract, as part of the adoption of IFRS 15, a recurring commission liability is recognized at the date on which the contract is acquired. The measurement reflects the total commission payable over the minimum contractual period or, if shorter, the expected life of the contract, together with the effect of the time value of money, where significant. Under previous accounting the recurring commissions were accrued for on a monthly basis.

Amortization expense of external commissions capitalized under IFRS 15 is recognized in cost of sales, while that of internal commissions is recognized in sales and marketing costs. Commissions not capitalized under the 12-month practical expedient are also classified in the same manner. This is in line with the previous income statement presentation of the commission expense.

Standards and amendments	Executive summary
IFRS 15 Revenue from Contracts with Customers (“IFRS 15”)
Significant financing:

In respect of contracts for which the Group receives payment more than 12 months in advance, interest expense is accrued on the income received in advance liability. This results in the revenue being measured at a higher amount when it is recognized, compared to previous accounting.

At April 1, 2018, the income received in advance liability (which is disclosed as ‘liabilities related to contracts with customers’) was R1.8 million higher than the balance at March 31, 2018.

Fixed escalations:

Fixed escalations are spread evenly over the contract period resulting in the related revenue being different to what is actually billed. In the earlier part of the contract, revenue will be higher than the amount billed, while in the latter part it will be lower. Previously, the Group recognized the increase in revenue due to fixed escalations only once the escalations were effective.

A contract asset of R1.2 million was recognized on April 1, 2018, reflecting the amount by which revenue should have been higher under IFRS 15 in periods prior to March 31, 2018 as a result of straight-lining the fixed escalations.

IFRS 16 Leases (“IFRS 16”)
IFRS 16 replaces IAS 17 Leases and addresses the accounting and disclosures for leases.

The standard provides a single lessee accounting model, requiring lessees to recognize right-of-use assets and lease liabilities for all leases, unless the lease term is 12 months or less or the underlying asset is a low-value asset. Lessors continue to classify leases as operating or finance, with IFRS 16’s approach to lessor accounting remaining substantially unchanged from its predecessor, IAS 17.

IFRS 16 applies to annual reporting periods beginning on or after January 1, 2019, but can be early adopted. Given that the Group applied IFRS 15 from April 1, 2018, the Group decided to also adopt IFRS 16 from this date.

The Group has chosen to apply the ‘simplified approach’ on adoption of IFRS 16 that includes certain relief related to the measurement of the right-of-use asset and the lease liability at April 1, 2018, rather than full retrospective application. Furthermore, the ‘simplified approach’ does not require a restatement of comparatives.

The Group leases land and buildings, office equipment and vehicles which were previously treated as operating leases.

The impact on the Group at April 1, 2018 was as follows:

  –  Right-of-use asset with a net book value of R30.6 million; and
  –  Lease liability (net of accruals/prepayments already recognized) of R32.6 million.

Summary of the impact at April 1, 2018 of adopting IFRS 9, IFRS 15 and IFRS 16:

IFRS 9 assets	(R3.2 million)
Trade and other receivables	(R3.2 million)

IFRS 15 assets	R46.5 million
Capitalized commission assets	R45.3 million
Trade and other receivables (1)	R1.2 million

IFRS 16 assets	R29.9 million
Property, plant and equipment	R30.6 million
Trade and other receivables (2)	(R0.7 million)

Total assets	R73.2 million

IFRS 15 liabilities	R8.7 million
Recurring commission liability (non-current)	R4.0 million
Trade and other payables (3)	R4.7 million

IFRS 16 liabilities	R31.9 million
Capitalized lease liability (non-current)	R23.3 million
Capitalized lease liability (current)	R8.8 million
Trade and other payables (2)	(R0.2 million)

Deferred tax liabilities	R7.9 million

Total liabilities	R48.5 million

Net increase in equity	R24.7 million
(1) Contract assets related to fixed escalations.
(2) Reversal of lease prepayment and lease accruals under IAS 17 Leases. These have been reflected in the measurement of the lease liability under IFRS 16.
(3) Includes the current portion of additional recurring commission liability of R2.9 million and increase in liabilities related to contracts with customers due to significant financing adjustments of R1.8 million.

Summary of the impact on fiscal 2019 results of adopting IFRS 9, IFRS 15 and IFRS 16:
The only material impact on the consolidated income statement for fiscal 2019 was a R7.9 million increase in finance costs. This was primarily as a result of IFRS 15 significant financing activity interest expense and IFRS 16 capitalized lease liability interest. The impact on every other line item in the condensed consolidated income statement for fiscal 2019 was not material.
The only adjustment to the statement of cash flows was an outflow of R11.4 million in respect of the capital portion of lease liability payments being recorded in cash flows from financing activities as a result of the adoption of IFRS 16. This outflow was previously accounted for as an operating lease expense and included under cash generated from operations.

2.1.1.2     New standards, amendments and interpretations not yet effective
Certain new accounting standards and interpretations have been published that are not mandatory for March 31, 2019 reporting periods and except for IFRS 16 have not been early adopted by the Group. Refer to note 2.1.1.1 above. Although none of these new accounting standards and interpretations that have not been early adopted by the Group are expected to have a significant effect on the consolidated financial statements of the Group, more information about the effect of IFRIC 23 is provided below:

Interpretation	Executive summary
IFRIC 23 Uncertainty over Income Tax Treatments (“IFRIC 23”)
IFRIC 23 is an interpretation that is effective for the Group from April 1, 2019, which provides guidance on the accounting for uncertain tax treatments. An uncertain tax treatment is a tax treatment for which there is uncertainty over whether the relevant tax authority will accept the tax treatment under tax law. Where such uncertainty exists and it is probable that the tax authority will accept the uncertain tax treatment in an entity’s income tax filings, IFRIC 23 requires the calculation of taxable profit or loss, tax bases, unused tax loss, unused tax credits or tax rates to be determined consistently with the tax treatment used or planned to be used in its income tax filings. When it is not considered probable; the uncertainty should be reflected using the most likely amount or the expected value depending on which method is expected to better predict the resolution of the uncertainty.

IFRIC 23 can either be applied fully retrospectively (if possible without using hindsight) or retrospectively with a cumulative catch-up adjustment against opening retained earnings at the date of adoption. The Group has decided to apply the cumulative catch-up approach.

Uncertain tax positions are currently accounted for by the Group using a weighted average estimate regardless of whether it is probable that the tax treatment will be accepted. With regard to the uncertain tax positions as at March 31, 2019, it was not considered probable that the tax authority would accept the tax treatment. Accordingly, it is not expected that the adoption of IFRIC 23 will have a significant impact on opening retained earnings at April 1, 2019.

2.2	Consolidation

(a)	Subsidiaries
Subsidiaries are all entities (including structured entities) over which the Group has control. The Group controls an entity when the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the relevant activities of the entity. Subsidiaries are consolidated from the date on which control is transferred to the Group. They are deconsolidated from the date that control ceases.
Inter-company transactions, balances and unrealized gains on transactions between Group companies are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the transferred asset. Accounting policies of subsidiaries have been adjusted where necessary to ensure consistency with the policies adopted by the Group.
Non-controlling interests in the results and equity of subsidiaries are shown separately in the consolidated income statement, statement of comprehensive income, statement of changes in equity and statement of financial position, respectively.

(b)	Business combinations
The acquisition method of accounting is used to account for all business combinations, regardless of whether equity instruments or other assets are acquired. The consideration transferred for the acquisition of a subsidiary comprises the:

•	fair values of the assets transferred;

•	liabilities incurred to the former owners of the acquired business;

•	equity interests issued by the Group;

•	fair value of any asset or liability resulting from a contingent consideration arrangement; and

•	fair value of any pre-existing equity interest in the subsidiary.
Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are, with limited exceptions, measured initially at their fair values at the acquisition date. The Group recognizes any non-controlling interest in the acquired entity on an acquisition-by-acquisition basis either at fair value or at the non-controlling interest’s proportionate share of the acquired entity’s net identifiable assets.
Acquisition-related costs are expensed as incurred, except if related to the issue of equity securities, in which case these costs are also included in equity.
The excess of the:

•	consideration transferred;

•	amount of any non-controlling interest in the acquired entity; and

•	acquisition-date fair value of any previous equity interest in the acquired entity over the fair value of the net identifiable assets acquired is recorded as goodwill. If those amounts are less than the fair value of the net identifiable assets of the subsidiary acquired, the difference is recognized directly in the income statement as a bargain purchase gain.
Where settlement of any part of cash consideration is deferred, the amounts payable in the future are discounted to their present value as at the date of acquisition. The discount rate used is the entity’s incremental borrowing rate, being the rate at which a similar borrowing could be obtained from an independent financier under comparable terms and conditions. Unwinding of the interest element is recognized in the income statement.
Contingent consideration is measured at fair value on acquisition date and classified either as equity or a financial liability. Amounts classified as a financial liability are subsequently remeasured to fair value with changes in fair value recognized in the income statement.

(c)	Changes in ownership interests in subsidiaries without a change of control
The Group treats transactions with non-controlling interests that do not result in a loss of control as transactions with equity owners of the Group, that is, transactions with the owners in their capacity as owners. For purchases from non-controlling interests, the difference between the fair value of any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is recorded in equity.
Gains or losses on disposals to non-controlling interests are also recorded in equity.

2.3	Segment reporting
Operating segments are reported in a manner consistent with the internal reporting provided to the chief operating decision-maker (“CODM”). The CODM, who is responsible for allocating resources and assessing performance of the operating segments, has been identified collectively as the executive committee and the Chief Executive Officer who make strategic decisions.
Sales between segments are carried out at cost plus a margin.

2.4	Foreign currency translation

(a)	Functional and presentation currency
Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (“the functional currency”). The consolidated financial statements are presented in South African Rand (“R”), which is the Group’s presentation currency.

(b)	Transactions and balances
Foreign currency transactions are translated into the functional currency using the exchange rates at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies at year-end exchange rates are recognized in the income statement.
Foreign exchange gains/(losses) are classified as “Finance income/(cost) – net”.
Non-monetary items that are measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined.

(c)	Group companies
The results and financial position of foreign operations (none of which has the currency of a hyper-inflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

(i)	Assets and liabilities for each statement of financial position presented are translated at the closing rate at the date of that statement of financial position;

(ii)
Income and expenses for each income statement presented are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the rate on the dates of the transactions);

(iii)	All resulting exchange differences are recognized in other comprehensive income; and

(iv)	Equity items are measured at historical cost at the time of recording, translated at the rate on the date of the recording and are not retranslated to closing rates at reporting dates.
On consolidation, exchange differences arising from the translation of net investments in foreign operations are recognized in other comprehensive income. When a foreign operation is fully disposed of or sold (i.e. control is lost), exchange differences that were recorded in equity are recognized in the income statement as part of the gain or loss on sale. A repayment/capitalization of a net investment loan therefore does not result in any exchange differences being transferred from equity to the income statement unless it is part of a transaction resulting in a loss of control.
Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing rate. Exchange differences are recognized in other comprehensive income.

2.5	Property, plant and equipment
Property, plant and equipment is stated at historical cost less accumulated depreciation and any accumulated impairment losses. Historical cost includes all expenditure directly attributable to the acquisition of the items. Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. The carrying amount of any component accounted for as a separate asset is derecognized when replaced. Repairs and maintenance are charged to the income statement in the reporting period in which they are incurred.
The cost of in-vehicle devices installed in vehicles (including installation and shipping costs) as well as the cost of uninstalled in-vehicle devices, is capitalized as property, plant and equipment. The Group depreciates installed in-vehicle devices on a straight-line basis over their expected useful lives, commencing upon installation, whereas uninstalled in-vehicle devices are not depreciated until installed. The related depreciation expense is recorded as part of cost of sales in the income statement.
Land is not depreciated. Depreciation on other assets is calculated using the straight-line method to reduce their cost to their residual values over their estimated useful lives, as follows:

Property: Buildings	50 years
Plant and equipment	3 – 20 years
Motor vehicles	3 – 7 years
Other: Furniture, fittings and equipment	2 – 10 years
Computer and radio equipment	3 – 7 years
In-vehicle devices installed	1 – 5 years

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.
An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount (note 2.7).
Gains and losses on disposal of an asset are determined by comparing the proceeds with the carrying amount and are recognized within “Other income/(expenses) – net” in the income statement.
Right-of-use assets are included in property, plant and equipment on the statement of financial position, refer to note 2.25.1 for the accounting policy related to right-of-use assets.

2.6	Intangible assets

(a)	Goodwill
Goodwill arises on the acquisition of businesses and represents the excess of consideration transferred, the amount of any non-controlling interest in the acquiree and the acquisition-date fair value of any previous equity interest in the acquiree over the acquirer’s interest in the net fair value of the net assets acquired. Goodwill on acquisition of businesses is included in intangible assets. Gains and losses on the disposal of an entity include the carrying amount of the goodwill relating to the entity sold.
Goodwill is not amortized but is tested annually for impairment, or more frequently if events or changes in circumstances indicate a potential impairment, and is carried at cost less accumulated impairment losses. Goodwill is allocated to cash-generating units (“CGUs”) for the purpose of impairment testing. The allocation is made to those CGUs or groups of CGUs that are expected to benefit from the business combination in which the goodwill arose. Each unit or group of units to which the goodwill is allocated represents the lowest level within the entity at which the goodwill is monitored for internal management purposes. Goodwill is monitored at the operating segment level. The carrying amount of the CGU containing the goodwill is compared to the recoverable amount, which is the higher of value-in-use and the fair value less costs to sell. Impairment losses recognized as an expense in relation to goodwill are not subsequently reversed.

(b)	Patents and trademarks
Separately acquired patents and trademarks are shown at historical cost. Patents and trademarks acquired in a business combination are recognized at fair value at the acquisition date. Patents and trademarks have a finite useful life and are subsequently carried at cost less accumulated amortization and accumulated impairment losses. Amortization is calculated using the straight-line method to allocate the cost of patents and trademarks over their estimated useful lives (three to 20 years).

(c)	Customer relationships
Customer relationships acquired in a business combination are recognized at fair value at the acquisition date. Customer relationships have a finite useful life and are subsequently carried at cost less accumulated amortization and accumulated impairment losses. Amortization is calculated over the expected useful life of the customer relationship (two to 15 years) and reflects the pattern in which future economic benefits of the customer relationship are expected to be consumed. The useful life principally reflects management’s view of the average economic life of the customer base and is assessed by reference to factors such as customer churn rates.

(d)	Computer software, technology, in-house software and product development costs
Acquired computer software licenses are capitalized on the basis of costs incurred to acquire and bring the software into use. The acquired computer software licenses have a finite useful life and are subsequently carried at cost less accumulated amortization and accumulated impairment losses. These costs are amortized over their estimated useful lives (two to five years).
In-house software and product development costs that are directly attributable to the design, testing and development of identifiable and unique software and products, controlled by the Group, are recognized as intangible assets when the following criteria are met:

•	It is technically feasible to complete the software or product so that it will be available for use;

•	Management intends to complete the software or product and use or sell it;

•	There is an ability to use or sell the software or product;

•	It can be demonstrated how the software or product will generate probable future economic benefits;

•	Adequate technical, financial and other resources to complete the development and use or sell the software or product are available; and

•	The expenditure attributable to the software or product during its development can be reliably measured.
Directly attributable costs that are capitalized as part of the intangible assets include software and product development employee costs and an appropriate portion of relevant overheads.

Other development expenditures that do not meet the criteria are recognized as an expense as incurred. Development costs previously recognized as an expense are not recognized as an asset in a subsequent period if the criteria are subsequently met.
Costs, including annual licenses, associated with maintaining computer software programs are recognized as an expense as incurred.
Technology, in-house software and product development costs are capitalized on the basis of costs incurred to acquire and bring them into use. The recognized assets have a finite useful life and are subsequently carried at cost less accumulated amortization and accumulated impairment losses. In addition, they are amortized over their estimated useful lives (one to 17 years).

2.7	Impairment of non-financial assets
Assets that have an indefinite useful life, goodwill and intangible assets that are not ready to use are not subject to amortization but are tested annually for impairment or more frequently if events or changes in circumstances indicate that they might be impaired. Assets that are subject to amortization or depreciation are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.
An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less cost to sell and value-in-use. In assessing the value-in-use, the estimated future cash flows are discounted to their present value using the pre-tax discount rate that reflects current market assessments on the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted.
For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (CGUs, i.e. operating segments). Non-financial assets other than goodwill that have suffered impairment are reviewed for possible reversal of the impairment at each reporting date.

2.8	Financial assets
The Group’s financial assets comprise:
•Trade and other receivables
•Restricted cash
•Cash and cash equivalents

All of the Group’s financial assets are held for the collection of the contractual cash flows and those cash flows represent solely payments of principal and interest. They are initially recognized at fair value (except for trade receivables) plus transaction costs that are directly attributable to the acquisition of the financial asset. Since the terms of payment are not more than 12 months, trade receivables are recognized initially at their fair value. Subsequent measurement is at amortized cost.
Interest income from these financial assets is included in finance income using the effective interest rate method. Any gain or loss arising on derecognition is recognized directly in the income statement and presented in “Other income/(expenses) – net”. Foreign exchange gains and losses are recognized directly in the income statement and presented in “Finance income/(costs) – net”.
Regular way purchases and sales of financial assets are recognized on the trade date (the date on which the Group commits to purchase or sell the asset). Financial assets are derecognized when the rights to receive cash flows from the assets have expired or have been transferred and the Group has transferred substantially all risks and rewards of ownership.

(a)	Trade receivables
Trade receivables are amounts due from customers for goods sold or services performed in the ordinary course of business.
(b)    Net cash and cash equivalents
Net cash and cash equivalents included in the statement of cash flows include cash on hand, deposits held on call with banks and bank overdrafts; all of which are available for use by the Group and have an original maturity of less than three months. Bank overdrafts are included within current liabilities on the statement of financial position.
(c)    Restricted cash
Restricted cash includes short-term deposits and amounts held that are not highly liquid and is accounted for at amortized cost.

2.8.1	Impairment of financial assets
Impairment losses are recognized on an expected credit loss basis and are presented in administration and other charges in the income statement. Expected credit losses are probability-weighted estimates of credit losses. 12 month expected credit losses are recognized (other than for trade receivables for which lifetime expected credit losses are recognized – see below), until there has been a significant increase in credit risk, from which point, lifetime expected credit losses are recognized. 12 month expected credit losses are the portion of expected credit losses that result from default events that are possible within 12 months after the reporting date. Lifetime expected credit losses are the expected credit losses that result from all possible default events over the entire expected life of the financial asset.
For impairment of trade and other receivables, the Group applies the simplified approach permitted by IFRS 9, which requires lifetime expected credit losses to be recognized from initial recognition of the trade and other receivables, refer to note 10 for further details. Probability-weighted estimates of lifetime expected credit losses are determined for appropriate groupings of customers based on their credit characteristics. Historical losses are used as a starting point and adjusted to take account of current expectations of losses over the remaining life of the trade and other receivable.
Accounting policies applied until March 31, 2018
The Group has applied IFRS 9 retrospectively, but has elected not to restate comparative information. As a result, the comparative information provided continues to be accounted for in accordance with the Group’s previous accounting policy.
2.8.2    Classification
The classification depends on the purpose for which the financial assets were acquired. Management determines the classification of its financial assets at initial recognition.
Loans and receivables
Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. They are included in current assets, except for those with maturities greater than 12 months after the end of the reporting period, which are classified as non-current assets. The Group’s loans and receivables comprise trade and other receivables, finance lease receivables, restricted cash and cash and cash equivalents in the statement of financial position.
2.8.3    Recognition and derecognition
Regular way purchases and sales of financial assets are recognized on the trade date (the date on which the Group commits to purchase or sell the asset). Financial assets are derecognized when the rights to receive cash flows from the assets have expired or have been transferred and the Group has transferred substantially all risks and rewards of ownership.
2.8.4    Measurement
Financial assets are initially recognized at fair value plus transaction costs for all financial assets not carried at fair value through profit or loss.
Loans and receivables
Loans and receivables are subsequently carried at amortized cost using the effective interest method, less any impairment losses.
2.8.5    Impairment of financial assets
The Group assesses, at the end of each reporting period, whether there is objective evidence that a financial asset or a group of financial assets is impaired. A financial asset or a group of financial assets is impaired and impairment losses are incurred only if there is objective evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset (a “loss event”) and that loss event (or events) has an impact on the estimated future cash flows of the financial asset or group of financial assets that can be reliably estimated.
Loans and receivables
Evidence of impairment may include indications that the debtors or a group of debtors is experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that they will enter bankruptcy or other financial reorganization and where observable data indicates that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.
For the loans and receivables category, the amount of the loss is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future credit losses that have not been incurred), discounted at the financial asset’s original effective interest rate. The asset’s carrying amount is reduced and the amount of the loss is recognized in the income statement. If a loan has a variable interest rate, the discount rate for measuring any impairment loss is the current effective interest rate determined under the contract. As a practical expedient, the Group may measure impairment on the basis of an instrument’s fair value using an observable market price.
If, in a subsequent period, the amount of the impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognized, the reversal of the previously recognized impairment loss is recognized in the income statement.

2.9	Fair value
Fair value is determined in accordance with IFRS 13 Fair Value Measurement and is categorized as follows:

•	Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities;

•	Level 2: Inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices); and

•	Level 3: Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).
The carrying amounts for cash and cash equivalents, restricted cash, trade and other receivables (excluding pre-payments), trade and other payables (excluding leave pay) and the current portion of leases approximate fair value due to their short-term nature.

2.10	Offsetting financial instruments
Financial assets and liabilities are offset and the net amount reported in the statement of financial position when there is a legally enforceable right to offset the recognized amounts and there is an intention to settle on a net basis, or realize the asset and settle the liability simultaneously. The legally enforceable right must not be contingent on future events and must be enforceable in the normal course of business and in the event of default, insolvency or bankruptcy of the Group or the counterparty.

2.11	Inventories
Inventories are stated at the lower of cost and net realizable value. Cost is determined on a first-in, first-out (“FIFO”), actual cost or weighted average cost basis, depending on the nature of the Group entity in which it is held. The cost of finished goods includes the cost of manufacturing as charged by third parties. It excludes borrowing costs. Net realizable value is the estimated selling price in the ordinary course of business, less estimated costs necessary to make the sale.

2.12	Stated capital
Ordinary shares are classified as equity. Incremental external costs directly attributable to the issue of new shares or the exercise of share options are shown in equity as a deduction, net of tax, from the proceeds.
Where any Group company purchases the Company’s equity instruments (treasury shares), the consideration paid, including any directly attributable incremental costs (net of income taxes) is deducted from equity attributable to the owners of the parent as treasury shares until the shares are canceled or reissued. Where such ordinary shares are subsequently reissued, any consideration received, net of any directly attributable incremental transaction costs and the related income tax effects, is included in equity attributable to the owners of the parent.

2.13	Trade and other payables
Trade and other payables are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less. If not, they are presented as non-current liabilities.
Trade and other payables are initially recognized at fair value and are subsequently measured at amortized cost using the effective interest method.

2.14	Non-current assets held for sale
Non-current assets are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use and a sale is considered highly probable. They are measured at the lower of their carrying amount and fair value less costs to sell, except for assets such as deferred tax assets, assets arising from employee benefits, and financial assets, which are specifically exempt from this requirement.
An impairment loss is recognized for any initial or subsequent write-down of the asset to fair value less costs to sell. A gain is recognized for any subsequent increases in fair value less costs to sell of an asset, but not in excess of any cumulative impairment loss previously recognized. A gain or loss not previously recognized by the date of the sale of the non-current asset is recognized at the date of derecognition.
Non-current assets are not depreciated or amortized while they are classified as held for sale. Interest and other expenses attributable to the liabilities of a disposal group classified as held for sale continue to be recognized.
Non-current assets classified as held for sale are presented separately from the other assets in the statement of financial position.

2.15	Taxation
2.15.1    Current and deferred income taxes
The tax expense for the year comprises current and deferred tax. Tax is recognized in the income statement, except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the tax is also recognized in other comprehensive income or directly in equity, respectively. In addition, to the extent the tax deduction in respect of equity-settled share-based payments exceeds the cumulative share-based payment expense, the tax is recognized directly in equity.
The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the end of the reporting period in the countries where the Company and its subsidiaries operate and generate taxable income.
Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.
Determining how much tax to recognize when an uncertain tax position exists requires judgement. The Group applies the measurement principle in IAS 12 Income Taxes, when measuring the amount of tax to recognize related to an uncertain tax position. Therefore, the Group measures uncertain tax positions based on a weighted average estimate, taking into account all of the tax uncertainties related to the tax position taken.
Deferred tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. However, deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill; and neither are deferred tax liabilities nor deferred tax assets accounted for if they arise from the initial recognition of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting nor taxable profit or loss.
Deferred tax assets are recognized only to the extent that it is probable that future taxable profit will be available against which the deductible temporary differences can be utilized.
Deferred tax (‘outside basis’ deferred tax) relating to temporary differences arising from investments in subsidiaries is considered as follows:

•
Deferred tax liabilities are recognized, except to the extent that the Group is able to control the timing of the reversal of the temporary differences, and it is probable that they will not reverse in the foreseeable future.

•
Deferred tax assets are recognized only to the extent that it is probable the temporary differences will reverse in the foreseeable future and there is sufficient taxable profit available against which the temporary differences can be utilized.

Temporary differences arising from investments in subsidiaries in the consolidated financial statements are different from those arising in the Company financial statements. This is because in the Company financial statements, an investment in a subsidiary is carried at cost; whereas the carrying amount in the consolidated financial statements is the consolidated net assets of the subsidiary.
Deferred tax is determined using tax rates (and laws) that have been enacted or substantively enacted by the end of the reporting period and are expected to apply when the related deferred tax asset is realized or the deferred tax liability is settled.
Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets and liabilities and when the deferred tax balances relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.
2.15.2    Dividends tax
Dividend withholding tax is currently payable at a rate of 20% on dividends distributed to shareholders. This tax is not attributable to the Company but rather paid to the tax authorities on behalf of the shareholders through use of regulatory intermediaries, with only the net amount of the dividend being remitted to the shareholder.

2.16	Employee benefits

(a)	Short-term benefits
Remuneration to employees in respect of services rendered during a reporting period is recognized as an expense in that reporting period. Provision is made for accumulated leave and for short-term benefits when there is no realistic alternative other than to settle the liability, and there is a formal plan and the amounts to be paid are determined before the time of issuing the financial statements.

(b)	Defined contribution plan
The Group operates defined contribution plans. A defined contribution plan is one under which the Group pays a fixed percentage of employees’ remuneration as contributions into a separate fund, and the Group will have no further legal or constructive obligations to pay additional contributions if the fund does not hold sufficient assets to pay all employee benefits relating to employee service in the current and prior periods. Contributions to defined contribution plans in respect of services rendered during a period are recognized as staff costs when they are due.

(c)	Short-term incentives – bonus plans
The Group recognizes a liability and an expense for bonuses based on the achievement of defined key performance criteria. An accrual is recognized where the Group is contractually obliged or where there is a past practice that has created a constructive obligation.

(d)	Termination benefits
Termination benefits are payable when employment is terminated by the Group before the normal retirement date, or whenever an employee accepts voluntary redundancy in exchange for these benefits. Termination benefits exclude any benefits which are dependent on future service. The Group recognizes termination benefits at the earlier of the following dates: (a) when the Group can no longer withdraw the offer of those benefits; and (b) when the entity recognizes costs for a restructuring that is within the scope of IAS 37 Provisions, Contingent Liabilities and Contingent Assets, and involves payment of termination benefits. In the case of an offer made to encourage voluntary redundancy, the termination benefits are measured based on the number of employees expected to accept the offer. Benefits falling due more than 12 months after the end of the reporting period are discounted to their present value.

2.20	Share-based payments
Equity-settled
The Group operates equity-settled share-based compensation plans, under which the entity receives services from employees as consideration for equity instruments of the Company. The equity instruments that may be granted in terms of the plans include share options, retention shares, performance shares and share appreciation rights, all of which entitle the holder to obtain shares in the Company. The fair value, determined at grant date, of the employee services received in exchange for the grant of equity instruments is recognized as an expense at Group level with a corresponding credit to equity. The total amount to be expensed is determined by reference to the grant date fair value of the equity instruments granted:

•	Including any market performance conditions;

•	Excluding the impact of any service and non-market performance vesting conditions (for example, remaining an employee of the entity over a specified time period); and

•	Including the impact of any non-vesting conditions.
Non-market performance vesting conditions and service conditions are included in the assumptions about the number of equity instruments that are expected to vest. The total expense is recognized over the vesting period, which is the period over which all of the specified vesting conditions are to be satisfied. At the end of each reporting period, the Group revises its estimates of the number of equity instruments that are expected to vest based on the non-market vesting conditions and service conditions. It recognizes the impact of the revision to original estimates, if any, in the income statement, with a corresponding entry to equity.
When equity-settled instruments are settled, the Company may elect to issue new shares or use treasury shares to settle its resultant obligations. For share options, the proceeds received, net of any directly attributable transaction costs, are credited to stated capital (as there are no par value shares).
The grant by the Company of equity-settled instruments to the employees of subsidiary undertakings in the Group is treated as a capital contribution to those subsidiaries. The fair value of employee services received, measured by reference to the grant date fair value, is recognized over the vesting period as an increase to investment in subsidiary undertakings, with a corresponding credit to equity in the parent entity financial statements.
The Company has a recharge agreement with its South African subsidiaries, whereby the Company will recharge the relevant subsidiary an amount equal to the market value, at exercise date, of the shares issued to the participants of the plan upon exercise. A recharge asset is recognized in the parent entity financial statements from grant date of the equity-settled instruments for the expected recharge amount based on the proportion of the vesting period that has passed. The expected recharge amount reflects expected attrition and the current share price. The contra entry to the recharge asset is recognized against the relevant investment in subsidiary undertakings as it is considered a return of the afore-mentioned capital contribution. Once the carrying value of an investment in subsidiary undertakings has been reduced to nil, further recharges from that subsidiary are recognized in profit or loss as distributions.
The Group classifies awards issued with settlement alternatives as equity-settled when the Group holds the choice of settlement and there is no past practice of settling in cash. If the counterparty holds the choice of settlement, the award is classified as cash-settled.
Cash-settled
For cash-settled share-based payment transactions, the Group measures goods or services acquired and the liability incurred at the fair value of the liability. The liability and corresponding expense are recognized over the vesting period. Until the liability is settled, the Group shall remeasure the fair value of the liability at each reporting date and at the date of settlement, with any changes in fair value recognized in the income statement.

2.21	Provisions
Provisions are recognized when the Group has a present legal or constructive obligation as a result of a past event for which it is probable that an outflow of resources will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Provisions are not recognized for future operating losses.
Provisions which are expected to be settled in a period greater than 12 months are discounted to their present value using a pre-tax discount rate that reflects current market assessment of the time value of money and the risks specific to the obligation. The increase in the provision due to the passage of time is recognized as an interest expense.
Provision for the estimated liability on all products under warranty is made on the basis of claims experience.
Provision for the estimated liability for maintenance costs is made on a per unit basis when the obligation to repair occurs.
Provision for the anticipated costs associated with the restoration of leasehold property (decommissioning provision) is based on the Group’s best estimate of those costs required to restore the property to its original condition.
Restructuring provisions are recognized when the Group has developed a detailed formal plan for restructuring and has raised a valid expectation that it will carry out the restructuring by starting to implement the plan or announcing its main features to those affected by it. The measurement of a restructuring provision includes only the direct expenditures arising from the restructuring and is recorded in administration and other charges in the income statement.

2.22	Revenue from contracts with customers
2.22.1    Recognition and measurement
Revenue is measured based on the consideration specified in a contract with a customer. The Group recognizes revenue when it transfers control over a good or a service to a customer.
The Group provides fleet and mobile asset management solutions to its customers, which comprise the provision of hardware and the rendering of services. Some customers obtain control of the hardware (where legal title transfers to the customer); while other customers do not (where legal title remains with the Group).
In instances where the customer obtains control of the hardware, which is typically upon installation or delivery to the customer, the hardware, the installation thereof and the service are each accounted for as separate performance obligations. In instances where the customer does not obtain control of the hardware, there is only a single performance obligation, namely the service.
Where a contract contains multiple performance obligations, the total transaction price is allocated to each one based on their relative standalone selling prices. The amount so allocated is then recognized as revenue as follows:

•	Hardware – when delivered to the customer

•	Installation – as the installation is done

•	Driver training and other services – at the contractual hourly/daily rate as the training/service is performed

•	Service (subscriptions) – over time as the service is provided
Revenue is shown net of discounts, value added tax, returns and after eliminating sales within the Group.
The Group distributes products to certain small fleet operators and consumers through distributors. Distributors act as agents and hardware revenue is only recognized when the distributor sells the hardware unit to the end customer. Once a unit is sold to a customer, the customer enters into a service agreement directly with the Group for the product. The obligation to supply the service and the credit risk rests with the Group. The service revenue is recognized when the service is rendered (i.e. on a monthly basis).
The Group also sells hardware to motor vehicle dealerships for fitment into their vehicle trading stock. These dealerships purchase the hardware from the Group and are considered principals because they obtain title to the hardware, bear the risks and rewards of ownership and accordingly control the hardware purchased. The buyer of the vehicle then enters into a service-only contract with the Group. Revenue is recognized upon sale of the hardware to the dealership and subscription revenue is recognized as the services are provided to the customer.
The Group distributes products to enterprise fleet customers through dealers. Dealers are considered principals in respect of the sale of hardware and revenue is recognized upon sale of the hardware unit to the dealer. Revenue from services is recognized as and when the service is provided to the dealers.
2.22.2    Costs incurred in obtaining a contract
Commissions incurred to acquire contracts are capitalized and amortized, unless the amortization period is 12 months or less. Under IFRS 15, the amortization expense reflects the settlement of the related performance obligations, which, depending on the specific contract, may include hardware, installation, driver training and/or other services. To the extent commission capitalized is commensurate, the commission attributable to service will be amortized over the minimum contractual period or, if shorter, the expected life of the contract. To the extent it is not commensurate, the commission capitalized that is attributable to service will be amortized over the expected life of the contract. Commission is considered commensurate with respect to a particular contract when equivalent/comparable commission is payable upon the extension or renewal of such a contract or upon the customer entering into a new contract. Typically, with regard to month-to-month contracts, commission payable is not considered commensurate for such contracts because no commission is payable as and when the customer extends each month by not giving notice. Accordingly, commission incurred on such contracts that is attributable to service is amortized over the expected life of the contract taking account of expected extensions/renewals.
Recurring commission is commission which is payable for each month the customer remains with the Group. Since the commission relates to acquiring a customer contract a recurring commission liability is recognized at the date on which the contract is acquired. The measurement reflects the total commission payable over the minimum contractual period or, if shorter, the expected life of the contract, together with the effect of the time value of money, where significant.
Amortization expense of external commissions capitalized is recognized in cost of sales, while that of internal commissions is recognized in sales and marketing costs. Commissions not capitalized under the 12-month practical expedient is also classified in the same manner.
2.22.3    Significant financing
In respect of contracts for which the Group receives payment more than 12 months in advance, interest expense is accrued on the income received in advance liability. This results in the revenue being measured at a higher amount when it is recognized.
2.22.4    Fixed escalations
Fixed escalations are spread evenly over the contract period resulting in the related revenue being different to what is actually billed. In the earlier part of the contract, revenue will be higher than the amount billed, while in the latter part it will be lower.
Accounting policies applied until March 31, 2018
The Group has applied IFRS 15 using the modified retrospective cumulative catch-up approach. Under this approach, the Group recognized the transitional adjustments in retained earnings on April 1, 2018, without restating the comparative information. As a result, the comparative information provided continues to be accounted for in accordance with the Group’s previous accounting policy.
Revenue is measured at the fair value of the consideration received or receivable for the sale of goods or services in the ordinary course of the Group’s activities. Revenue mainly includes amounts earned on the sale of hardware units, subscription service sales to customers and installation revenue. Revenue is shown net of discounts, value added tax, returns and after eliminating sales within the Group.
The Group offers certain arrangements whereby the customer can purchase a combination of the products and services as referred to above. Where such multiple element arrangements exist, the amount of revenue allocated to each element is based on the relative fair values of the various elements offered in the arrangement. When applying the relative fair value approach, the fair values of each element are determined based on the current market price of each of the elements when sold separately.
The Group recognizes revenue when the amount of revenue can be measured reliably and it is probable that future economic benefits will flow to the entity and specific criteria have been met for each of the Group’s activities, as outlined below. The Group bases its estimates on historical results, taking into consideration the type of customer, the type of transaction and the specifics of each arrangement.
Invoicing for the various products and services, when sold separately or as part of a multiple element revenue arrangement, occurs based on the specific contractual terms and conditions.
The Group distributes products to certain small fleet operators and consumers through distributors. Distributors act as agents and hardware revenue is only recognized when the distributor sells the hardware unit to the end customer. Once a unit is sold to a customer, the customer enters into a service agreement directly with the Group for the product. The obligation to supply the service and the credit risk rests with the Group. The service revenue is recognized when the service is rendered (i.e. on a monthly basis).
The Group also sells hardware to motor vehicle dealerships for fitment into their vehicle trading stock. These dealerships purchase the hardware from the Group and are considered principals because they obtain title to the hardware and bear the risks and rewards of ownership. The buyer of the vehicle then enters into a service-only contract with the Group. Revenue is recognized upon sale of the hardware to the dealership and subscription revenue is recognized as the services are provided to the customer.
The Group distributes products to enterprise fleet customers through dealers. Dealers are considered principals in respect of the sale of hardware and revenue is recognized upon sale of the hardware unit to the dealer. Similar to the relationship with consumers and small fleet customers originated through distributors, the responsibility for providing services rests with the Group and revenue is recognized as the service is rendered.

(a)	Subscription revenue
Subscription revenue is recognized over the term of the agreement as it is earned. When contracted services are performed through a number of repetitive acts over the contract period, revenue is recognized on a straight-line basis over the contract period.

(b)	Hardware sales
All hardware has value on a standalone basis. Revenue from hardware sales is recognized once the risks and rewards of ownership have transferred.

(c)	Driver training and other services
Revenue is recognized at the contractual hourly/daily rate as the training is performed.

(d)	Rental revenue
Where hardware is provided as part of a service contract the risk and rewards of ownership do not transfer and service revenue from the rental unit is recognized over the period of the service and included in subscription revenue.

(e)	Installation revenue
Revenue earned from the installation of hardware in customer vehicles is recognized once the installation has been completed.
(f) Repair services
Revenue in respect of repair services, which forms part of the monthly subscription, is recognized on a monthly basis over the period of the service arrangement.

2.23	Interest income
Interest income is recognized on a time-proportion basis with reference to the principal amount receivable and the effective interest rate applicable.

2.24	Dividend income
Dividend income is recognized when the right to receive payment is established.

2.25	Leases
2.25.1    The Group as a lessee
The Group recognizes a right-of-use asset and a lease liability at the lease commencement date. The right-of-use asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and an estimate of costs to dismantle and remove the underlying asset or to restore the underlying asset or the site on which it is located, less any lease incentives received.
The right-of-use asset is subsequently depreciated using the straight-line method from the commencement date to the earlier of the end of the useful life of the right-of-use asset or the end of the lease term. The estimated useful lives of right-of-use assets are determined on the same basis as those of property, plant and equipment. In addition, the right-of-use asset is reduced by impairment losses (refer to note 2.7), if any, and adjusted for certain remeasurements of the lease liability.
The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the lessee's incremental borrowing rate. Generally the Group uses the lessee's incremental borrowing rate as the discount rate.
Lease payments included in the measurement of the lease liability comprise the following:

•	Fixed payments, including in-substance fixed payments;

•	Variable lease payments that depend on an index or a rate, initially measured using the index or rate at the commencement date;

•	Amounts expected to be payable under a residual value guarantee; and

•
The exercise price under a purchase option that the Group is reasonably certain to exercise, lease payments in an optional renewal period if the Group is reasonably certain to exercise an extension option, and penalties for early termination of a lease unless the Group is reasonably certain not to terminate early.

The lease liability is measured at amortized cost using the effective interest method. It is remeasured when there is a change in future lease payments arising from a change in an index or rate, if there is a change in the Group’s estimate of the amount expected to be payable under a residual value guarantee, or if the Group changes its assessment of whether it will exercise a purchase, extension or termination option.
When the lease liability is remeasured in this way, a corresponding adjustment is made to the carrying amount of the right-of-use asset, or is recorded in profit or loss if the carrying amount of the right-of-use asset has been reduced to zero.
The Group presents right-of-use assets in property, plant and equipment and lease liabilities in capitalized lease liabilities on the statement of financial position.
2.25.2    Short-term leases and leases of low-value assets
The Group has elected not to recognize right-of-use assets and lease liabilities for short-term leases that have a lease term of 12 months or less and leases of low value assets. The Group regards items that are below $5 000 to be low value assets. The Group recognizes the lease payments associated with these leases as an expense on a straight-line basis over the lease term.
Accounting policies applied until March 31, 2018
The Group has applied IFRS 16 using the simplified approach. Under this approach, the Group recognized the transitional adjustments in retained earnings on April 1, 2018, without restating the comparative information. As a result, the comparative information provided continues to be accounted for in accordance with the group’s previous accounting policy.
Leases are classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases.
2.25.3    The Group as a lessee
Payments made under operating leases are charged to the income statement on a straight-line basis over the term of the lease.

2.26	Dividend distribution
Any dividend distribution to the Company’s shareholders is recognized as a liability in the financial statements in the period in which the dividends are approved by the Company’s Board of Directo